ICAP Funds, Inc.
                  Supplement to the Prospectus
                      Dated April 30, 1996



TOLL-FREE TELEPHONE NUMBER

Effective January 1, 1997, the toll-free telephone number of ICAP Funds, Inc. ("Company") will change.
The telephone number which prior to January 1, 1997 was 1-800-645-2457, will change to 1-888-221-ICAP or 1-888-
221-4227. Accordingly, on and after January 1, 1997, all inquires regarding the Company, the ICAP Equity
Portfolio, the ICAP Discretionary Equity Portfolio, shareholder accounts and telephone transactions, may be directed to the Company at this new telephone number.




This Supplement should be retained with your Prospectus for future reference. The date of this Supplement is January 1, 1997.